UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2015

Item 1. Reports to Stockholders.

Annual Report	12/31/2015

Oppenheimer
Core Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Credit Index	Barclays U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond Index
1-Year	0.51%	-4.26%	-0.77%	0.55%	0.53%
5-Year	4.74	3.73	4.38	3.25	3.23
10-Year	0.54	0.05	5.18	4.51	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.51% during the reporting period. In comparison, the Barclays U.S. Aggregate Bond Index (the “Index”), the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, returned 0.55%, -0.77%, 0.53%, respectively.

MARKET OVERVIEW

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the United States, a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The environment led to a turbulent environment for various asset classes, particularly over the second half of 2015. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (ECB) earlier in the month.

3        OPPENHEIMER CORE BOND FUND

Global investors became increasingly risk-averse, engaging in a “flight to quality” that punished riskier assets and favored some traditional safe havens, such as U.S. government securities.

FUND REVIEW

During the reporting period, the Fund received its strongest results from its investments in corporate bonds and mortgage-backed securities (“MBS”). Among corporate bonds, areas that performed particularly well were metals and mining and banking. In metals and mining, the Fund benefited from an underweight position relative to the Index and security selection. Outperformance in banking was driven by security selection. Corporate bond sectors that detracted from performance included technology and industrial energy. Among MBS, the Fund had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. Security selection within the agency MBS sector and an allocation to non-agency MBS contributed positively to performance during this reporting period.

The primary detractor from performance versus the Index this reporting period was the Fund’s underweight to U.S. Treasuries, which performed well as investors sought out safety.

STRATEGY & OUTLOOK

Although there will continue to be questions as to the effectiveness of both dovish and hawkish monetary policies, we believe U.S. fixed income markets should be the beneficiary of flows from developed countries where policy easing is extended. As the Fed increases overnight interest rates, it is likely the Treasury yield curve will continue to flatten, as yields on shorter maturity notes rise with the Fed, and long-term rates remain more stable amid continued risk aversion.

As challenges to the global economy continue, it is likely that commodity prices will remain depressed. Although the worst might be behind us, firms producing such commodities will see earnings and balance sheets tested. The Fund remains underweight the energy and the metals and mining sectors given this view. The Fund has been actively reducing exposure to BB-rated corporate bonds as market sentiment has shifted and contagion has built from issues in other sectors. Historically, BB-rated securities have offered attractive yields for slightly greater credit risk relative to their BBB-rated counterparts.

We have been opportunistically taking advantage of movement in the agency

4        OPPENHEIMER CORE BOND FUND

residential mortgage-backed securities (RMBS) market. The Fund’s overweight to asset-backed securities (ABS) is primarily concentrated in securities backed by auto loans which currently feature attractive yields and strong underwriting, while its overweight in commercial mortgage-backed securities (CMBS) is focused on the top of the capital structure in non-agency issued securities.

Krishna Memani
Portfolio Manager

Peter A. Strzalkowski, CFA
Portfolio Manager

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Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	3.7%
Oil, Gas & Consumable Fuels	3.2
Capital Markets	2.7
Real Estate Investment Trusts (REITs)	2.3
Electric Utilities	2.3
Diversified Telecommunication Services	2.1
Insurance	1.9
Media	1.8
Automobiles	1.7
Food Products	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2015, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	45.5%
AA	5.2
A	13.6
BBB	29.3
BB	3.3
B	0.2
CCC	1.5
D	1.3
Unrated	0.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2015, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/15

	Inception Date	1-Year	5-Year		10-Year
Class A (OPIGX)	4/15/88	0.51%	4.74%		0.54%
Class B (OIGBX)	5/3/93	-0.30%	3.95%		0.10%
Class C (OPBCX)	7/11/95	-0.30%	3.98%		-0.21%
Class I (OPBIX)	4/27/12	0.85%	3.93%	*	N/A
Class R (OPBNX)	3/1/01	0.20%	4.50%		0.29%
Class Y (OPBYX)	4/27/98	0.75%	4.97%		0.83%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/15
	Inception Date	1-Year	5-Year		10-Year
Class A (OPIGX)	4/15/88	-4.26%	3.73%		0.05%
Class B (OIGBX)	5/3/93	-5.17%	3.60%		0.10%
Class C (OPBCX)	7/11/95	-1.27%	3.98%		-0.21%
Class I (OPBIX)	4/27/12	0.85%	3.93%	*	N/A
Class R (OPBNX)	3/1/01	0.20%	4.50%		0.29%
Class Y (OPBYX)	4/27/98	0.75%	4.97%		0.83%

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/15
Class A	2.43%
Class B	1.74
Class C	1.74
Class I	2.90
Class R	2.24
Class Y	2.80

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be

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subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 12/31/15 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During 6 Months Ended December 31, 2015

Class A	$1,000.00	$1,004.40	$4.25

Class B	1,000.00	1,000.30	8.35

Class C	1,000.00	1,000.30	8.35

Class I	1,000.00	1,006.10	2.53

Class R	1,000.00	1,002.80	5.82

Class Y	1,000.00	1,005.60	2.99
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.97	4.29

Class B	1,000.00	1,016.89	8.42

Class C	1,000.00	1,016.89	8.42

Class I	1,000.00	1,022.68	2.55

Class R	1,000.00	1,019.41	5.87

Class Y	1,000.00	1,022.23	3.01

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2015 are as follows:

Class	Expense Ratios

Class A	0.84%

Class B	1.65

Class C	1.65

Class I	0.50

Class R	1.15

Class Y	0.59

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS December 31, 2015

	Principal Amount	Value

Asset-Backed Securities—15.0%

Auto Loan—13.9%

American Credit Acceptance Receivables Trust:
Series 2013-2, Cl. B, 2.84%, 5/15/19[1]	$1,020,949	$1,022,590
Series 2014-1, Cl. B, 2.39%, 11/12/19[1]	2,771,422	2,775,193
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	950,319	950,629
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	4,010,000	3,985,406
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	1,200,000	1,187,458
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	3,420,000	3,368,984
Series 2015-3, Cl. B, 3.56%, 10/12/21[2]	3,100,000	3,079,462

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]	3,135,000	3,180,601
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,815,000	1,829,238
Series 2012-5, Cl. D, 2.35%, 12/10/18	2,880,000	2,894,109
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	2,385,000	2,403,835
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	1,335,000	1,335,152
Series 2013-4, Cl. D, 3.31%, 10/8/19	200,000	203,356
Series 2013-5, Cl. D, 2.86%, 12/9/19	4,258,000	4,285,966
Series 2014-1, Cl. D, 2.54%, 6/8/20	3,565,000	3,561,431
Series 2014-1, Cl. E, 3.58%, 8/9/21	2,900,000	2,887,607
Series 2014-2, Cl. D, 2.57%, 7/8/20	2,740,000	2,714,155
Series 2014-2, Cl. E, 3.37%, 11/8/21	3,295,000	3,247,389
Series 2014-3, Cl. D, 3.13%, 10/8/20	5,765,000	5,764,867
Series 2014-4, Cl. D, 3.07%, 11/9/20	3,105,000	3,093,078
Series 2015-2, Cl. C, 2.40%, 1/8/21	1,063,000	1,050,132
Series 2015-2, Cl. D, 3.00%, 6/8/21	610,000	602,517
Series 2015-3, Cl. D, 3.34%, 8/8/21	1,725,000	1,708,717
Series 2015-4, Cl. D, 3.72%, 12/8/21	1,865,000	1,861,836

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20	1,555,000	1,571,524
Series 2014-2, Cl. C, 3.29%, 3/15/21	600,000	593,340
Series 2014-4, Cl. C, 3.56%, 9/15/21	860,000	850,425

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	1,265,000	1,261,705
Series 2013-4, Cl. D, 3.22%, 5/20/19	705,000	716,318
Series 2014-1, Cl. D, 3.39%, 7/22/19	785,000	797,622
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,270,000	1,265,597
Series 2015-1, Cl. D, 3.16%, 8/20/20	1,460,000	1,442,329
Series 2015-2, Cl. C, 2.67%, 8/20/20	1,425,000	1,411,453
Series 2015-4, Cl. D, 3.62%, 5/20/21	2,490,000	2,458,670

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	3,950,000	3,970,754
Series 2014-1A, Cl. A, 1.46%, 12/17/18[1]	267,262	266,882
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	1,400,101	1,391,820

CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	923,000
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,715,000	1,711,081

CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[1]	710,198	710,895
Series 2014-A, Cl. A, 1.21%, 8/15/18[1]	1,129,091	1,125,760
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	1,276,134	1,266,923

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	257,592	256,569

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STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Auto Loan (Continued)

Credit Acceptance Auto Loan Trust:
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	$1,620,000	$1,619,546
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	1,610,000	1,604,652
Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,275,000	1,274,808
Series 2015-1A, Cl. C, 3.30%, 7/17/23[1]	2,010,000	1,985,917
Series 2015-2A, Cl. B, 3.04%, 8/15/23[1]	3,155,000	3,142,444

Drive Auto Receivables Trust:
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]	2,215,000	2,218,828
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	2,730,000	2,712,690
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	2,380,000	2,370,501

DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,185,000	1,189,865
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,290,000	3,311,250
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	2,425,000	2,424,305
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	3,645,000	3,631,346
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	1,715,000	1,716,973
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	1,560,000	1,554,276

Exeter Automobile Receivables Trust:
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,590,000	1,590,079
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	1,590,000	1,591,607
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	190,602	190,095
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	830,000	817,868

First Investors Auto Owner Trust:
Series 2012-1A, Cl. C, 3.54%, 11/15/17[1]	218,824	218,973
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	1,055,000	1,056,344
Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	2,610,000	2,616,432
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,110,000	1,112,500
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,800,000	2,804,016
Series 2014-1A, Cl. D, 3.28%, 4/15/21[1]	2,010,000	1,989,675
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	1,190,000	1,191,189

Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	539,873	537,383
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	1,380,090	1,371,558

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	2,155,000	2,132,951

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	1,012,362	1,010,939

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.722%, 10/25/19[1,3]	995,000	989,326

Santander Drive Auto Receivables Trust:
Series 2013-3, Cl. D, 2.42%, 4/15/19	735,000	733,531
Series 2013-4, Cl. D, 3.92%, 1/15/20	3,315,000	3,392,383
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	2,915,000	2,991,950
Series 2013-5, Cl. D, 2.73%, 10/15/19	3,930,000	3,944,207
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,140,000	2,189,393
Series 2014-1, Cl. C, 2.36%, 4/15/20	3,995,000	4,002,463
Series 2014-1, Cl. D, 2.91%, 4/15/20	2,565,000	2,578,103
Series 2014-2, Cl. D, 2.76%, 2/18/20	1,955,000	1,947,374
Series 2014-4, Cl. D, 3.10%, 11/16/20	2,700,000	2,701,563
Series 2014-5, Cl. D, 3.21%, 1/15/21	3,225,000	3,234,064
Series 2015-1, Cl. D, 3.24%, 4/15/21	2,265,000	2,262,751
Series 2015-2, Cl. C, 2.44%, 4/15/21	2,575,000	2,548,780

12        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Auto Loan (Continued)

Santander Drive Auto Receivables Trust: (Continued)
Series 2015-2, Cl. D, 3.02%, 4/15/21	$2,495,000	$2,457,295
Series 2015-3, Cl. D, 3.49%, 5/17/21	3,145,000	3,120,424
Series 2015-4, Cl. D, 3.53%, 8/16/21	2,565,000	2,544,678
Series 2015-5, Cl. C, 2.74%, 12/15/21	1,930,000	1,915,674

SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	893,677	897,438
Series 2014-1A, Cl. A, 1.03%, 9/17/18[1]	158,732	158,665
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	970,000	971,289

TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[1]	765,000	760,395
Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,510,000	1,491,726

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	2,005,000	1,990,733

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,140,000	1,127,497
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,335,000	1,313,662
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]	2,185,000	2,165,790
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	1,990,000	1,965,583

		190,372,122

Credit Card—0.3%

Citibank Credit Card Issuance Trust, Series 2013-A6, Cl. A6, 1.32%, 9/7/18	3,870,000	3,878,014

Equipment—0.4%

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]	3,117,425	3,025,943

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	1,631,713	1,593,679

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	440,553	432,166

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	896,006	897,278

		5,949,066

Home Equity Loan—0.2%

American Credit Acceptance Receivables Trust, Series 2015-2, Cl. B, 2.97%, 5/12/21[1]	3,415,000	3,359,129

Loans: Other—0.2%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	2,160,911	2,128,006

Total Asset-Backed Securities (Cost $206,806,137)		205,686,337

Mortgage-Backed Obligations—44.0%

Government Agency—32.9%

FHLMC/FNMA/FHLB/Sponsored—17.2%

Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	2,503,348	2,771,188
6.00%, 5/1/18-11/1/37	410,625	458,902
6.50%, 4/1/18-4/1/34	490,476	549,839
7.00%, 7/1/21-10/1/37	3,531,488	4,171,090
8.00%, 4/1/16	167	168
9.00%, 8/1/22-5/1/25	12,881	14,164

Federal Home Loan Mortgage Corp. Non Gold Pool, 9%, 3/1/17	97	97

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.347%, 4/1/27[4]	357,645	75,794

13        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 192, Cl. IO, 4.985%, 2/1/28[4]	$45,406	$9,801
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	84,037	21,710
Series 243, Cl. 6, 2.237%, 12/15/32[4]	298,508	58,594

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	5,753,711	5,808,943

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.214%, 6/1/26[6]	54,620	50,843

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	3,867	4,268
Series 1590, Cl. IA, 1.381%, 10/15/23[3]	859,411	882,192
Series 2034, Cl. Z, 6.50%, 2/15/28	6,903	7,866
Series 2043, Cl. ZP, 6.50%, 4/15/28	942,073	1,041,181
Series 2046, Cl. G, 6.50%, 4/15/28	497,166	566,386
Series 2053, Cl. Z, 6.50%, 4/15/28	6,081	6,927
Series 2063, Cl. PG, 6.50%, 6/15/28	442,456	505,158
Series 2145, Cl. MZ, 6.50%, 4/15/29	154,137	175,824
Series 2148, Cl. ZA, 6.00%, 4/15/29	230,153	262,199
Series 2195, Cl. LH, 6.50%, 10/15/29	388,121	442,474
Series 2326, Cl. ZP, 6.50%, 6/15/31	119,393	132,477
Series 2341, Cl. FP, 1.231%, 7/15/31[3]	210,065	216,299
Series 2399, Cl. PG, 6.00%, 1/15/17	26,163	26,605
Series 2423, Cl. MC, 7.00%, 3/15/32	732,375	836,221
Series 2453, Cl. BD, 6.00%, 5/15/17	38,353	39,406
Series 2461, Cl. PZ, 6.50%, 6/15/32	868,124	987,867
Series 2463, Cl. F, 1.331%, 6/15/32[3]	835,185	862,705
Series 2564, Cl. MP, 5.00%, 2/15/18	1,024,355	1,057,497
Series 2585, Cl. HJ, 4.50%, 3/15/18	575,025	593,388
Series 2635, Cl. AG, 3.50%, 5/15/32	674,132	699,239
Series 2676, Cl. KY, 5.00%, 9/15/23	1,096,016	1,174,005
Series 2707, Cl. QE, 4.50%, 11/15/18	229,841	237,990
Series 2770, Cl. TW, 4.50%, 3/15/19	76,865	79,852
Series 3010, Cl. WB, 4.50%, 7/15/20	358,841	374,184
Series 3025, Cl. SJ, 23.538%, 8/15/35[3]	160,811	252,604
Series 3030, Cl. FL, 0.731%, 9/15/35[3]	427,401	428,873
Series 3645, Cl. EH, 3.00%, 12/15/20	32,072	32,774
Series 3741, Cl. PA, 2.15%, 2/15/35	2,097,882	2,118,712
Series 3815, Cl. BD, 3.00%, 10/15/20	37,120	37,791
Series 3822, Cl. JA, 5.00%, 6/15/40	699,503	741,157
Series 3840, Cl. CA, 2.00%, 9/15/18	28,271	28,509
Series 3848, Cl. WL, 4.00%, 4/15/40	1,295,993	1,357,848
Series 3857, Cl. GL, 3.00%, 5/15/40	40,692	41,922
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,317,064	1,309,854

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 10.66%, 2/15/29[4]	485,201	104,234
Series 2130, Cl. SC, 48.317%, 3/15/29[4]	155,841	33,878
Series 2134, Cl. SB, 52.09%, 3/15/29[4]	140,691	30,165
Series 2422, Cl. SJ, 43.20%, 1/15/32[4]	468,557	115,282
Series 2493, Cl. S, 50.017%, 9/15/29[4]	38,208	9,757
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	964,871	231,345
Series 2796, Cl. SD, 48.286%, 7/15/26[4]	240,482	43,902

14        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2920, Cl. S, 50.604%, 1/15/35[4]	$957,657	$175,655
Series 2922, Cl. SE, 5.232%, 2/15/35[4]	764,241	136,511
Series 2981, Cl. AS, 0.00%, 5/15/35[4,5]	2,167,250	425,295
Series 2981, Cl. BS, 0.00% , 5/15/35[4,7]	1,879,509	386,998
Series 3005, Cl. WI, 0.00%, 7/15/35[4,5]	366,139	95,995
Series 3201, Cl. SG, 1.623%, 8/15/36[4]	2,192,218	412,492
Series 3397, Cl. GS, 14.856%, 12/15/37[4]	388,066	72,345
Series 3424, Cl. EI, 14.62%, 4/15/38[4]	207,213	24,477
Series 3450, Cl. BI, 8.10%, 5/15/38[4]	4,131,678	652,626
Series 3606, Cl. SN, 0.296%, 12/15/39[4]	1,195,084	209,307

Federal National Mortgage Assn.:
3.00%, 1/1/31[8]	49,535,000	51,023,142
3.50%, 1/15/46[8]	1,830,000	1,887,598
4.00%, 1/1/46[8]	64,640,000	68,388,391
4.50%, 1/1/31[8]	1,935,000	1,999,742
5.00%, 1/1/46[8]	24,455,000	26,918,481

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	1,792,828	1,878,598
5.00%, 3/1/21	103,931	108,881
5.50%, 12/1/18-5/1/36	1,695,244	1,909,383
6.00%, 5/1/20	57,959	59,631
6.50%, 6/1/17-11/1/31	2,960,368	3,340,302
7.00%, 11/1/17-4/1/34	1,660,454	1,931,955
7.50%, 1/1/33-8/1/33	2,322,150	2,727,633
8.50%, 7/1/32	11,148	12,041

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 17.083%, 6/25/23[4]	361,894	62,201
Series 247, Cl. 2, 37.854%, 10/25/23[4]	43,040	7,515
Series 252, Cl. 2, 35.442%, 11/25/23[4]	390,651	83,933
Series 254, Cl. 2, 29.622%, 1/25/24[4]	682,332	80,338
Series 301, Cl. 2, 0.00%, 4/25/29[4,5]	180,829	39,120
Series 303, Cl. IO, 8.476%, 11/25/29[4]	37,370	8,964
Series 319, Cl. 2, 0.00%, 2/25/32[4,5]	141,733	30,355
Series 320, Cl. 2, 8.31%, 4/25/32[4]	2,560,934	680,711
Series 321, Cl. 2, 1.853%, 4/25/32[4]	426,974	91,014
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	203,917	47,518
Series 331, Cl. 9, 6.24%, 2/25/33[4]	1,550,483	342,510
Series 334, Cl. 14, 9.433%, 2/25/33[4]	1,258,578	259,441
Series 334, Cl. 15, 4.516%, 2/25/33[4]	888,732	230,390
Series 334, Cl. 17, 17.506%, 2/25/33[4]	49,690	9,881
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	1,092,178	235,639
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	1,108,707	232,897
Series 343, Cl. 13, 7.597%, 9/25/33[4]	1,243,509	250,183
Series 343, Cl. 18, 9.437%, 5/25/34[4]	744,504	148,754
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	530,407	109,426
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	447,144	84,599
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	759,695	145,629
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	551,167	110,751
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	271,081	55,423
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	699,266	149,438

15        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 364, Cl. 16, 0.00%, 9/25/35[4,5]	$952,715	$169,117
Series 365, Cl. 16, 0.00%, 3/25/36[4,5]	664,119	133,825

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	128,537	139,008
Series 1993-87, Cl. Z, 6.50%, 6/25/23	119,879	131,721
Series 1996-35, Cl. Z, 7.00%, 7/25/26	42,480	47,355
Series 1998-58, Cl. PC, 6.50%, 10/25/28	238,951	266,409
Series 1998-61, Cl. PL, 6.00%, 11/25/28	310,485	351,803
Series 1999-54, Cl. LH, 6.50%, 11/25/29	432,800	491,165
Series 1999-60, Cl. PG, 7.50%, 12/25/29	2,097,786	2,384,479
Series 2001-51, Cl. OD, 6.50%, 10/25/31	462,047	512,401
Series 2002-10, Cl. FB, 0.922%, 3/25/17[3]	9,236	9,256
Series 2002-16, Cl. PG, 6.00%, 4/25/17	40,247	40,752
Series 2002-2, Cl. UC, 6.00%, 2/25/17	31,967	32,665
Series 2002-56, Cl. FN, 1.422%, 7/25/32[3]	268,288	273,747
Series 2003-100, Cl. PA, 5.00%, 10/25/18	2,071,462	2,150,386
Series 2003-130, Cl. CS, 13.257%, 12/25/33[3]	1,257,584	1,472,093
Series 2003-21, Cl. FK, 0.822%, 3/25/33[3]	77,478	77,848
Series 2003-84, Cl. GE, 4.50%, 9/25/18	48,187	49,837
Series 2004-101, Cl. BG, 5.00%, 1/25/20	137,774	139,814
Series 2004-25, Cl. PC, 5.50%, 1/25/34	102,236	106,760
Series 2005-104, Cl. MC, 5.50%, 12/25/25	1,946,941	2,119,505
Series 2005-109, Cl. AH, 5.50%, 12/25/25	5,544,267	5,989,644
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,871,928
Series 2005-71, Cl. DB, 4.50%, 8/25/25	453,949	480,659
Series 2005-73, Cl. DF, 0.672%, 8/25/35[3]	883,479	887,241
Series 2006-50, Cl. SK, 22.654%, 6/25/36[3]	504,371	758,049
Series 2008-75, Cl. DB, 4.50%, 9/25/23	416,919	429,998
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,353,580	1,379,019
Series 2009-36, Cl. FA, 1.362%, 6/25/37[3]	609,922	626,269
Series 2009-37, Cl. HA, 4.00%, 4/25/19	663,949	680,800
Series 2009-70, Cl. TL, 4.00%, 8/25/19	542,576	554,614
Series 2010-43, Cl. KG, 3.00%, 1/25/21	270,273	276,185
Series 2011-15, Cl. DA, 4.00%, 3/25/41	311,049	322,816
Series 2011-3, Cl. EL, 3.00%, 5/25/20	2,239,923	2,282,048
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,624,651	1,763,204
Series 2011-38, Cl. AH, 2.75%, 5/25/20	30,949	31,439
Series 2011-82, Cl. AD, 4.00%, 8/25/26	521,502	536,275

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 9.01%, 3/17/31[4]	154,236	18,508
Series 2001-61, Cl. SE, 25.421%, 11/18/31[4]	226,076	47,071
Series 2001-65, Cl. S, 27.672%, 11/25/31[4]	469,440	102,546
Series 2001-81, Cl. S, 22.145%, 1/25/32[4]	69,111	19,320
Series 2002-12, Cl. SB, 36.189%, 7/25/31[4]	110,400	29,875
Series 2002-2, Cl. SW, 38.462%, 2/25/32[4]	129,117	26,739
Series 2002-38, Cl. SO, 42.989%, 4/25/32[4]	69,345	13,499
Series 2002-41, Cl. S, 50.78%, 7/25/32[4]	735,006	159,355
Series 2002-47, Cl. NS, 27.87%, 4/25/32[4]	208,014	48,317
Series 2002-5, Cl. SD, 43.762%, 2/25/32[4]	132,316	30,158
Series 2002-51, Cl. S, 28.047%, 8/25/32[4]	190,997	41,005
Series 2002-52, Cl. SD, 34.051%, 9/25/32[4]	276,357	64,461

16        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-60, Cl. SM, 25.531%, 8/25/32[4]	$668,507	$128,798
Series 2002-60, Cl. SY, 3.51%, 4/25/32[4]	600,887	24,567
Series 2002-64, Cl. SD, 7.582%, 4/25/27[4]	275,326	66,368
Series 2002-7, Cl. SK, 26.478%, 1/25/32[4]	394,520	77,728
Series 2002-75, Cl. SA, 29.697%, 11/25/32[4]	367,377	94,382
Series 2002-77, Cl. BS, 25.818%, 12/18/32[4]	734,478	167,375
Series 2002-77, Cl. IS, 39.257%, 12/18/32[4]	118,144	26,490
Series 2002-77, Cl. SH, 31.624%, 12/18/32[4]	104,065	22,025
Series 2002-84, Cl. SA, 35.074%, 12/25/32[4]	100,089	22,706
Series 2002-89, Cl. S, 48.542%, 1/25/33[4]	1,007,113	277,191
Series 2002-9, Cl. MS, 23.746%, 3/25/32[4]	5,882	1,341
Series 2002-90, Cl. SN, 30.298%, 8/25/32[4]	608,253	117,189
Series 2002-90, Cl. SY, 35.596%, 9/25/32[4]	318,177	60,272
Series 2003-14, Cl. OI, 9.862%, 3/25/33[4]	1,661,330	354,108
Series 2003-26, Cl. IK, 7.532%, 4/25/33[4]	613,935	79,609
Series 2003-33, Cl. SP, 25.689%, 5/25/33[4]	609,177	137,295
Series 2003-4, Cl. S, 29.769%, 2/25/33[4]	182,767	46,929
Series 2003-52, Cl. NS, 31.974%, 6/25/23[4]	2,601,561	328,839
Series 2004-54, Cl. DS, 37.55%, 11/25/30[4]	59,283	11,194
Series 2004-56, Cl. SE, 11.172%, 10/25/33[4]	813,000	174,629
Series 2005-12, Cl. SC, 8.117%, 3/25/35[4]	360,898	69,960
Series 2005-40, Cl. SA, 46.467%, 5/25/35[4]	531,048	94,526
Series 2005-52, Cl. JH, 0.00%, 5/25/35[4,5]	1,100,434	196,993
Series 2005-6, Cl. SE, 56.381%, 2/25/35[4]	907,015	174,367
Series 2005-93, Cl. SI, 15.527%, 10/25/35[4]	700,462	119,370
Series 2006-53, Cl. US, 19.108%, 6/25/36[4]	54,107	9,233
Series 2008-55, Cl. SA, 12.304%, 7/25/38[4]	575,766	75,789
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	655,499	29,155
Series 2011-96, Cl. SA, 4.685%, 10/25/41[4]	1,265,253	219,889
Series 2012-134, Cl. SA, 10.761%, 12/25/42[4]	3,730,952	902,287
Series 2012-40, Cl. PI, 0.00%, 4/25/41[4,5]	2,930,439	398,534

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.126%, 9/25/23[6]	116,692	110,782

		236,586,967

GNMA/Guaranteed—15.7%

Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	11,098	11,411
10.50%, 12/15/17	2,355	2,394

Government National Mortgage Assn. II Pool:
1.875%, 7/20/25-7/20/27[3]	7,547	7,812
3.50%, 1/15/46[8]	165,830,000	172,826,819
4.00%, 1/20/46[8]	37,965,000	40,309,970
11.00%, 10/20/19	2,213	2,226

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 55.183%, 2/16/32[4]	376,270	68,910
Series 2002-41, Cl. GS, 7.822%, 6/16/32[4]	178,178	24,751
Series 2002-76, Cl. SY, 56.718%, 12/16/26[4]	165,206	31,914
Series 2007-17, Cl. AI, 18.138%, 4/16/37[4]	2,018,985	402,278

17        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2011-52, Cl. HS, 7.748%, 4/16/41[4]	$6,147,216	$1,140,293

		214,828,778

Non-Agency—11.1%

Commercial—8.4%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%, 4/14/29[4,5]	1,379,532	30,148

Banc of America Funding Trust:
Series 2006-G, Cl. 2A4, 0.692%, 7/20/36[3]	5,221,817	4,910,045
Series 2014-R7, Cl. 3A1, 2.763%, 3/26/36[2,3]	4,847,258	4,918,998

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,3]	1,163,956	1,176,821

Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 2.68%, 3/25/35[3]	3,191,192	3,205,511
Series 2005-9, Cl. A1, 2.66%, 10/25/35[3]	1,228,015	1,211,484

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[1,4,5]	510,090	20,600

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.544%, 1/25/36[3]	1,959,439	1,834,985

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[1,3]	1,955,000	1,777,449

Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0%, 5/18/32[4,5]	2,065,237	21

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[3]	5,483,760	5,443,503

COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.574%, 10/15/45[1,3]	320,000	300,499
Series 2012-CR5, Cl. E, 4.337%, 12/10/45[1,3]	2,455,000	2,279,173
Series 2013-CR7, Cl. D, 4.352%, 3/10/46[1,3]	3,015,000	2,726,058
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,060,000	6,266,835

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[4,5]	16,400,537	1,281,986

CSMC:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,410,140	1,082,654
Series 2009-13R, Cl. 4A1, 2.747%, 9/26/36[1,3]	204,515	205,338

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.663%, 11/10/46[1,3]	490,000	518,190

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	758,673	721,555
Series 2005-FA8, Cl. 1A6, 1.072%, 11/25/35[3]	1,257,317	889,354

FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.397%, 11/25/46[1,3]	385,000	386,309
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,3]	605,000	575,786
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,3]	1,165,000	1,129,571
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,3]	650,000	608,313
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,3]	2,580,000	2,417,027
Series 2013-K502, Cl. C, 3.18%, 3/25/45[1,3]	1,620,000	1,634,117
Series 2013-K712, Cl. C, 3.371%, 5/25/45[1,3]	335,000	332,391
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,3]	1,075,000	1,038,534
Series 2014-K715, Cl. C, 4.123%, 2/25/46[1,3]	230,000	233,637
Series 2015-K44, Cl. B, 3.685%, 1/25/48[1,3]	2,875,000	2,581,142

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	3,550,748	3,337,547

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.863%, 7/25/35[3]	681,961	675,179

18        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Commercial (Continued)

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[1,3]	$3,640,000	$3,363,672

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	3,975,000	4,044,057
Series 2012-C6, Cl. E, 5.192%, 5/15/45[1,3]	2,895,000	2,834,001

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.726%, 7/25/35[3]	1,851,273	1,859,367

JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.747%, 9/26/36[1,3]	777,545	778,503
Series 2009-5, Cl. 1A2, 2.738%, 7/26/36[1,3]	2,727,190	2,442,588

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,665,000	2,753,557
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	2,070,000	2,085,297

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[4,5]	249,207	2,579

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	36,499	30,546

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.657%, 11/15/45[1,3]	3,142,000	3,020,638
Series 2013-C7, Cl. D, 4.297%, 2/15/46[1,3]	1,270,000	1,176,677
Series 2013-C8, Cl. D, 4.169%, 12/15/48[1,3]	830,000	764,659
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,108,025

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	3,710,000	3,811,292

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.176%, 11/26/36[1,3]	2,206,172	1,470,994

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.402%, 6/26/46[1,3]	2,052,786	2,062,775

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.109%, 7/26/45[1,3]	518,572	517,536

Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 2.622%, 2/25/24[3]	2,510,000	2,503,452
Series 2015-DNA2, Cl. M2, 3.022%, 12/25/27[3]	1,630,000	1,622,359

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.888%, 5/10/63[1,3]	460,000	446,286

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14, Cl. 1A4, 2.523%, 12/25/35[3]	1,615,844	1,568,587
Series 2005-AR16, Cl. 1A1, 2.568%, 12/25/35[3]	1,441,217	1,374,635

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10, Cl. 1A1, 2.74%, 6/25/35[3]	3,614,307	3,698,722
Series 2005-AR15, Cl. 1A6, 2.736%, 9/25/35[3]	224,208	214,272
Series 2006-AR7, Cl. 2A4, 2.738%, 5/25/36[3]	128,151	122,348
Series 2006-AR8, Cl. 2A4, 2.744%, 4/25/36[3]	1,090,579	1,068,428
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	867,891	905,116
Series 2007-AR3, Cl. A4, 5.809%, 4/25/37[3]	458,003	446,249
Series 2007-AR8, Cl. A1, 2.809%, 11/25/37[3]	1,206,318	1,070,476

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.454%, 12/15/45[1,3]	1,320,000	1,234,983
Series 2012-C7, Cl. E, 4.838%, 6/15/45[1,3]	840,000	814,381
Series 2012-C8, Cl. E, 4.875%, 8/15/45[1,3]	3,560,000	3,454,157
Series 2013-C11, Cl. D, 4.179%, 3/15/45[1,3]	481,000	447,326

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[1,4,5]	22,686,706	1,037,654

		115,906,954

19        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Multi-Family—0.4%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.736%, 9/25/35[3]	$2,647,002	$2,588,776
Series 2006-AR2, Cl. 2A3, 2.763%, 3/25/36[3]	2,275,534	2,248,105

		4,836,881

Residential—2.3%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	1,164,010	1,062,197

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	859,517	790,461
Series 2007-C, Cl. 1A4, 4.007%, 5/20/36[3]	431,608	404,729

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	1,039,303	946,713

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.58%, 2/25/36[3]	3,837,651	3,810,932

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.532%, 7/25/36[3]	411,609	407,406

Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.982%, 2/25/33[3]	362,314	308,119

CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	786,395	752,384
Series 2006-6, Cl. A3, 6.00%, 4/25/36	609,384	588,061

Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	2,124,751	1,989,846

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.732%, 7/25/35[3]	784,598	737,723

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.723%, 12/25/34[3]	474,276	469,356

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,9]	1,750,658	437,664

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	2,715	2,715
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	186,326	150,406
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	946,985	771,398

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	461,443	443,495

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.535%, 10/25/33[3]	1,264,814	1,294,643

Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR13, Cl. 1A5, 2.74%, 5/25/35[3]	3,047,141	3,068,896
Series 2006-AR10, Cl. 5A5, 2.738%, 7/25/36[3]	4,062,510	3,954,423

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4, Cl. 2A2, 2.683%, 4/25/35[3]	6,250,659	6,294,449
Series 2006-AR14, Cl. 1A2, 5.851%, 10/25/36[3]	873,356	848,383
Series 2006-AR8, Cl. 2A1, 2.744%, 4/25/36[3]	2,456,318	2,406,428

		31,940,827

Total Mortgage-Backed Obligations (Cost $601,533,898)		604,100,407

U.S. Government Obligations—1.0%

Federal Home Loan Mortgage Corp. Nts., 1%, 12/15/17	6,130,000	6,115,809

United States Treasury Nts.:
0.75%, 2/28/18	168,000	166,609
1.50%, 5/31/19[10,13]	7,480,000	7,489,627

Total U.S. Government Obligations (Cost $13,804,135)		13,772,045

20        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Corporate Bonds and Notes—44.0%

Consumer Discretionary—6.8%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	$1,079,000	$966,181

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	587,000	581,210

		1,547,391

Automobiles—1.7%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,759,000	2,554,664

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	7,305,000	7,122,024

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	3,011,000	3,187,752

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	3,292,000	3,305,922

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	875,000	859,968

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	3,345,000	3,336,280

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	2,199,000	2,217,278

		22,583,888

Hotels, Restaurants & Leisure—1.0%

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	2,779,000	2,779,917

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	2,056,000	2,036,379
6.375% Sr. Unsec. Nts., 6/15/17	3,038,000	3,248,351

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	1,484,000	1,484,966
4.875% Sr. Unsec. Nts., 12/9/45	248,000	250,310

Wyndham Worldwide Corp.:
2.95% Sr. Unsec. Nts., 3/1/17	542,000	545,455
6.00% Sr. Unsec. Nts., 12/1/16	2,615,000	2,715,772

		13,061,150

Household Durables—0.8%

Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[1]	3,300,000	3,390,750

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	1,439,000	1,413,818

Newell Rubbermaid, Inc., 2.15% Sr. Unsec. Nts., 10/15/18	2,032,000	1,968,195

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	3,336,000	3,252,600

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	707,000	703,082
1.65% Sr. Unsec. Nts., 11/1/17	765,000	761,370

		11,489,815

Leisure Equipment & Products—0.2%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	3,308,000	3,266,323

Media—1.8%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	1,246,000	1,405,493

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]	1,026,000	1,026,541
6.484% Sr. Sec. Nts., 10/23/45[1]	1,710,000	1,715,082

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,765,000	2,438,956

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,266,000	1,291,154

21        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Media (Continued)

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	$433,000	$433,715
9.15% Debs., 2/1/23	921,000	1,197,304

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,483,000	1,472,150

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	581,000	585,152

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	3,236,000	3,259,830

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	1,721,000	1,684,916

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	3,310,000	3,294,559

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,159,000	912,680

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	1,206,000	1,208,810

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	3,310,000	3,227,250

		25,153,592

Multiline Retail—0.3%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]	3,100,000	3,247,250

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	1,043,000	974,158

		4,221,408

Specialty Retail—0.7%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	3,241,000	3,358,486

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	1,094,000	1,207,649

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,923,000	2,882,634

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,535,000	1,514,947

		8,963,716

Textiles, Apparel & Luxury Goods—0.2%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,564,000	2,519,130

Consumer Staples—4.0%

Beverages—0.9%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	2,213,000	3,193,667

Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	1,607,000	1,609,253

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	3,125,000	3,195,312

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	2,801,000	2,836,660
4.25% Sr. Unsec. Nts., 7/15/22[1]	1,979,000	2,035,748

		12,870,640

Food & Staples Retailing—0.7%

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	886,000	936,941
5.30% Sr. Unsec. Nts., 12/5/43	752,000	817,536

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	1,533,000	1,581,414
6.50% Sr. Unsec. Nts., 6/15/17	391,000	413,644

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	2,976,000	3,197,060
6.90% Sr. Unsec. Nts., 4/15/38	755,000	935,772

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,763,000	1,801,945

		9,684,312

22        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Food Products—1.6%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	$2,955,000	$2,985,123
8.50% Sr. Unsec. Nts., 6/15/19	2,392,000	2,773,074

ConAgra Foods, Inc., 4.65% Sr. Unsec. Nts., 1/25/43	1,051,000	940,881

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	3,361,000	3,331,941

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	2,582,000	2,571,385

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	775,000	783,177

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1]	1,715,000	1,734,947
5.20% Sr. Unsec. Nts., 7/15/45[1]	392,000	410,883

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	3,263,000	3,116,165

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	1,064,000	1,088,483
6.60% Sr. Unsec. Nts., 4/1/16	2,529,000	2,562,631

		22,298,690

Tobacco—0.8%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,816,000	2,986,666

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	3,331,000	3,315,164

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	1,483,000	1,653,682
6.75% Sr. Unsec. Nts., 6/15/17	2,523,000	2,694,357

		10,649,869

Energy—4.3%

Energy Equipment & Services—1.1%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	893,000	884,165

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,313,000	1,316,756

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	3,068,000	3,053,381

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	3,618,000	3,606,176
4.00% Sr. Unsec. Nts., 12/21/25[1]	2,365,000	2,339,737

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	3,325,000	3,315,085

		14,515,300

Oil, Gas & Consumable Fuels—3.2%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,912,000	1,764,309

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	1,022,000	881,097

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,797,000	1,565,927

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	1,493,000	1,550,667

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	1,259,000	1,225,318
5.90% Sr. Unsec. Nts., 2/1/18	1,419,000	1,478,199

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	923,000	724,831

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	1,771,000	1,574,477

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,927,000	2,911,970

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	1,773,000	1,610,013

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,421,000	1,011,312

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	2,648,000	2,417,841

23        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

EnLink Midstream Partners LP: (Continued)
4.40% Sr. Unsec. Nts., 4/1/24	$754,000	$598,286

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	987,000	791,812
4.90% Sr. Unsec. Nts., 5/15/46	350,000	286,958

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	1,860,000	1,940,162

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	2,407,000	1,885,572

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	3,073,000	2,998,910
5.45% Sr. Unsec. Nts., 10/14/21[1]	1,190,000	1,159,985

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	242,000	212,905

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	2,954,000	3,050,868

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	2,315,000	2,054,542

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,607,000	1,624,614
4.75% Sr. Unsec. Nts., 3/15/24	1,329,000	1,290,128

Suncor Energy, Inc., 6.10% Sr. Unsec. Nts., 6/1/18	2,959,000	3,184,701

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	2,078,000	1,841,218

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	2,588,000	2,628,174

		44,264,796

Financials—12.6%

Capital Markets—2.7%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	2,614,000	2,586,163

Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[1]	263,000	247,234
5.00% Sr. Unsec. Nts., 6/15/44[1]	2,869,000	2,931,513

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	4,202,000	4,241,242

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	2,675,000	2,465,596

Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45	2,387,000	2,325,702

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]	2,710,000	2,660,006

Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	804,000	743,280
4.25% Sr. Unsec. Nts., 11/14/20	2,309,000	2,395,181

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	1,921,000	1,839,058
5.00% Sub. Nts., 11/24/25	2,949,000	3,138,459

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	3,334,000	3,347,879

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	2,772,000	3,075,187

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,11]	4,518,000	4,540,590

		36,537,090

Commercial Banks—3.7%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]	3,367,000	3,362,455

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	2,412,000	3,280,349

Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	2,710,000	2,609,386

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[1]	3,328,000	3,266,103

24        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Commercial Banks (Continued)

Citigroup, Inc.:
4.65% Sr. Unsec. Nts., 7/30/45	$2,715,000	$2,757,082
6.675% Sub. Nts., 9/13/43	1,507,000	1,854,189

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,11]	1,505,000	1,485,435

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25	2,447,000	2,493,894

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,3,11]	2,814,000	3,165,750

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	2,998,000	3,010,424

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S3,11	2,795,000	3,050,044

Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,3,11]	214,000	240,750
6.657% Jr. Sub. Perpetual Bonds[1,3,11]	2,718,000	3,054,353

Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	2,706,000	2,705,142
6.45% Sub. Nts., 6/26/37	2,275,000	2,655,714

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	230,000	289,420

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,11	3,100,000	3,255,000

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,11]	3,140,000	3,198,875

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	1,953,000	1,987,228

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S3,11	2,629,000	2,658,576

		50,380,169

Consumer Finance—1.0%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	2,736,000	3,170,340

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	2,713,000	2,629,117

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	2,821,000	2,715,655
3.95% Sr. Unsec. Nts., 11/6/24	2,281,000	2,253,608

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	1,045,000	1,032,814
4.50% Sr. Unsec. Nts., 7/23/25	2,419,000	2,419,218

		14,220,752

Diversified Financial Services—0.8%

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	865,000	871,019

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]	3,325,000	3,435,347

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,695,000	1,686,103

Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]	1,717,000	1,705,911

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	3,212,000	3,179,880

		10,878,260

Insurance—1.9%

ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	1,703,000	1,700,297
4.35% Sr. Unsec. Nts., 11/3/45	1,363,000	1,388,583

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,527,000	2,487,604

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	2,455,000	2,567,513

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]	3,133,000	3,190,707
4.85% Sr. Unsec. Nts., 8/1/44[1]	1,869,000	1,737,675

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,11]	2,353,000	2,400,060

25        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Insurance (Continued)

Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[3]	$1,994,000	$1,932,684
5.375% Jr. Sub. Nts., 5/15/45[3]	620,000	620,000

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	3,122,000	3,140,070

Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16	3,125,000	3,249,119

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,11]	1,920,000	1,399,200

		25,813,512

Real Estate Investment Trusts (REITs)—2.3%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,324,000	1,430,781
5.90% Sr. Unsec. Nts., 11/1/21	1,523,000	1,698,710

Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	3,138,000	3,253,133

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	3,230,000	3,133,100

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	2,870,000	3,139,829

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	1,750,000	1,831,053

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	2,873,000	3,177,021

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	1,955,000	1,888,174

Kimco Realty Corp., 4.30% Sr. Unsec. Nts., 2/1/18	3,016,000	3,146,526

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,856,000	1,917,435

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	1,705,000	1,763,577

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	277,000	292,218

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	1,056,000	1,048,609

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	2,869,000	2,845,698

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	681,000	680,760

		31,246,624

Real Estate Management & Development—0.2%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	3,528,000	3,452,956

Health Care—2.8%

Biotechnology—0.5%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,658,000	1,639,772
4.70% Sr. Unsec. Nts., 5/14/45	663,000	650,922

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	915,000	918,690

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,705,000	1,702,966
5.00% Sr. Unsec. Nts., 8/15/45	463,000	466,552

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,497,000	1,517,635

		6,896,537

Health Care Equipment & Supplies—0.6%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	2,824,000	2,813,195
3.875% Sr. Unsec. Nts., 5/15/24	1,439,000	1,461,299

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,950,000	2,972,258

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	1,079,000	1,051,101

		8,297,853

26        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Health Care Providers & Services—0.9%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	$1,599,000	$1,604,693

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	2,997,000	3,221,775

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	4,798,000	4,639,033

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	1,417,000	1,422,363

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	1,437,000	1,589,438

		12,477,302

Life Sciences Tools & Services—0.3%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	1,333,000	1,333,221
4.15% Sr. Unsec. Nts., 2/1/24	1,299,000	1,352,246
5.30% Sr. Unsec. Nts., 2/1/44	978,000	1,047,972

		3,733,439

Pharmaceuticals—0.5%

Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,870,000	1,852,953
1.85% Sr. Unsec. Nts., 3/1/17	1,451,000	1,454,061
3.80% Sr. Unsec. Nts., 3/15/25	2,221,000	2,214,115
4.75% Sr. Unsec. Nts., 3/15/45	1,067,000	1,044,224

		6,565,353

Industrials—3.4%

Aerospace & Defense—0.8%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	2,508,000	2,489,443

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	905,000	894,078
3.95% Sr. Unsec. Nts., 11/15/16	1,203,000	1,221,382

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,793,000	1,805,910

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,705,000	1,761,519

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	902,000	886,792
4.30% Sr. Unsec. Nts., 3/1/24	1,672,000	1,706,502

		10,765,626

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	2,820,000	2,827,642

Commercial Services & Supplies—0.3%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	3,756,000	3,687,457

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	2,370,000	2,313,713

Industrial Conglomerates—0.1%

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	1,645,000	1,641,147

Machinery—0.8%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	1,452,000	1,498,015

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	2,620,000	2,703,012

27        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Machinery (Continued)

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	$3,101,000	$3,115,296

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	3,232,000	3,276,747

		10,593,070

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Unsec. Nts., 9/28/25[1]	363,000	350,813

Professional Services—0.2%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	2,814,000	2,802,609

Road & Rail—0.6%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	636,000	630,006

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]	954,000	890,040

Kansas City Southern, 3% Sr. Unsec. Nts., 5/15/23[1]	1,050,000	995,419

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	1,042,000	999,586

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	1,386,000	1,388,473
3.75% Sr. Unsec. Nts., 5/11/17[1]	1,858,000	1,896,093
4.25% Sr. Unsec. Nts., 1/17/23[1]	1,665,000	1,678,502

		8,478,119

Trading Companies & Distributors—0.2%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	3,197,000	3,220,977

Information Technology—2.5%

Electronic Equipment, Instruments, & Components—0.7%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	3,515,000	3,698,863

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	3,736,000	3,830,887

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]	2,645,000	2,582,181

		10,111,931

IT Services—0.7%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	2,582,000	2,548,041
2.85% Sr. Unsec. Nts., 10/15/18	788,000	791,320

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,957,000	2,928,175

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	1,225,000	1,244,762

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	1,134,000	1,142,797
6.75% Sr. Unsec. Nts., 2/1/17	564,000	591,175

		9,246,270

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	878,000	930,336

Software—0.6%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	2,624,000	2,616,626
4.375% Sr. Unsec. Nts., 6/15/25	985,000	969,883

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	2,188,000	2,171,590

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	2,274,000	2,312,854

		8,070,953

28        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	$1,799,000	$1,819,622

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]	2,278,000	2,277,148
6.35% Sr. Unsec. Nts., 10/15/45[1]	1,560,000	1,485,688

		5,582,458

Materials—1.9%

Chemicals—0.7%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	1,320,000	1,207,337
4.125% Sr. Unsec. Nts., 3/15/35	660,000	563,164

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	781,000	695,435

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	932,000	897,412

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	1,919,000	1,705,680

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	2,766,000	2,657,730

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	915,000	873,646
3.95% Sr. Unsec. Nts., 1/15/26	1,587,000	1,580,780

		10,181,184

Construction Materials—0.5%

CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[1]	2,289,000	2,298,921
6.00% Sr. Unsec. Nts., 9/30/16	1,579,000	1,626,188

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	3,173,000	3,252,325

		7,177,434

Containers & Packaging—0.3%

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	725,691
4.50% Sr. Unsec. Nts., 11/1/23	2,749,000	2,892,528

		3,618,219

Metals & Mining—0.3%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	951,000	915,469

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	2,789,000	2,694,835

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	590,000	431,398

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	880,000	709,230

		4,750,932

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	1,246,000	1,136,852

Telecommunication Services—2.2%

Diversified Telecommunication Services—2.1%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	5,025,000	4,335,238

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	2,375,000	3,477,078

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	3,052,000	3,080,350

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	500,000	467,455

29        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	$892,000	$902,152

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,709,000	1,790,178

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	3,214,000	3,278,537
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,265,000	1,524,974

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	1,323,000	1,309,831
4.50% Sr. Unsec. Nts., 9/15/20	6,123,000	6,586,487
4.522% Sr. Unsec. Nts., 9/15/48	1,862,000	1,671,735
5.012% Sr. Unsec. Nts., 8/21/54	735,000	675,549

		29,099,564

Wireless Telecommunication Services—0.1%

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	659,000	649,604

Utilities—3.5%

Electric Utilities—2.3%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	1,658,000	1,680,123

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	827,000	831,893

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]	3,105,000	3,217,075

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	2,998,000	3,195,922

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	2,513,000	2,481,170
5.30% Sr. Unsec. Nts., 7/1/43	715,000	734,769

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	3,339,000	3,328,135

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	533,619

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	2,250,000	2,271,042

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	4,000,000	4,369,700

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	2,770,000	3,101,785

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	3,179,000	3,179,025

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	2,128,000	2,132,526

		31,056,784

Independent Power and Renewable Electricity Producers—0.1%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	1,842,000	1,843,873

Multi-Utilities—1.1%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	2,403,000	2,507,788

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,871,000	1,903,488
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	2,715,000	2,958,283

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	693,000	683,130

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	1,304,000	1,215,801

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	1,377,000	1,403,923

Puget Energy, Inc., 3.65% Sec. Nts., 5/15/25[1]	1,644,000	1,596,845

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	2,955,000	3,185,596

		15,454,854

Total Corporate Bonds and Notes (Cost $607,337,244)		603,182,288

30        OPPENHEIMER CORE BOND FUND

	Shares	Value

Investment Company—21.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[12,14] (Cost $295,832,126)	295,832,126	$295,832,126

Total Investments, at Value (Cost $1,725,313,540)	125.5%	1,722,573,203

Net Other Assets (Liabilities)	(25.5)	(349,594,115)

Net Assets	100.0%	$1,372,979,088

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $304,855,728 or 22.20% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end was $8,436,124, which represents 0.61% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

American Credit Acceptance Receivables Trust, Series 2015-3, Cl. B, 3.56%, 10/12/21	9/30/15	$3,099,688	$3,079,462	$20,226
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.763%,3/26/36	3/6/15-5/13/15	4,944,221	4,918,998	25,223
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	1,703,335	437,664	1,265,671

		$9,747,244	$8,436,124	$1,311,120

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,276,861 or 1.19% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $161,625 or 0.01% of the Fund’s net assets at period end.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $628,808. See Note 6 of the accompanying Notes.

31        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Rate shown is the 7-day yield at period end.

13. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	177,804,869	605,113,969	487,086,712	295,832,126

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$295,832,126	$269,355

Futures Contracts as of December 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/21/16	7	$1,076,250	$14,864
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/16	249	54,091,360	(59,941)
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/16	132	15,618,281	(49,174)
United States Treasury Nts., 10 yr.	CBT	Buy	3/21/16	116	14,605,125	(10,723)
United States Ultra Bonds	CBT	Buy	3/21/16	441	69,981,188	232,821

						$127,847

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

32        OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,429,481,414)	$1,426,741,077
Affiliated companies (cost $295,832,126)	295,832,126

1,722,573,203

Cash	2,002,274

Cash used for collateral on futures	1,581,000

Receivables and other assets:
Investments sold (including $13,478,544 sold on a when-issued or delayed delivery basis)	16,710,599
Interest, dividends and principal paydowns	7,580,070
Shares of beneficial interest sold	2,540,024
Variation margin receivable	491,414
Other	92,811

Total assets	1,753,571,395

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	377,289,186
Shares of beneficial interest redeemed	2,629,434
Dividends	370,778
Distribution and service plan fees	142,944
Trustees’ compensation	61,741
Variation margin payable	13,548
Shareholder communications	12,050
Other	72,626

Total liabilities	380,592,307

Net Assets	$1,372,979,088

Composition of Net Assets
Par value of shares of beneficial interest	$203,783

Additional paid-in capital	1,838,692,782

Accumulated net investment loss	(718,369)

Accumulated net realized loss on investments	(462,586,618)

Net unrealized depreciation on investments	(2,612,490)

Net Assets	$1,372,979,088

33        OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $508,179,597 and 75,373,484 shares of beneficial interest outstanding)	$6.74

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.08

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,594,919 and 1,423,673 shares of beneficial interest outstanding)	$6.74

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $123,612,111 and 18,315,553 shares of beneficial interest outstanding)	$6.75

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $598,203,918 and 88,803,555 shares of beneficial interest outstanding)	$6.74

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,587,868 and 6,912,459 shares of beneficial interest outstanding)	$6.74

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $86,800,675 and 12,954,357 shares of beneficial interest outstanding)	$6.70

See accompanying Notes to Financial Statements.

34        OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

Investment Income
Interest	$42,357,977

Fee income on when-issued securities	8,697,937

Dividends from affiliated companies	269,355

Total investment income	51,325,269

Expenses
Management fees	6,158,970

Distribution and service plan fees:
Class A	1,213,176
Class B	117,985
Class C	1,173,846
Class R	213,437

Transfer and shareholder servicing agent fees:
Class A	1,085,979
Class B	26,020
Class C	258,589
Class I	177,631
Class R	94,134
Class Y	161,143

Shareholder communications:
Class A	27,568
Class B	2,953
Class C	6,120
Class I	52
Class R	1,333
Class Y	1,399

Trustees’ compensation	76,472

Custodian fees and expenses	60,577

Borrowing fees	9,743

Other	126,093

Total expenses	10,993,220
Less reduction to custodian expenses	(1,001)
Less waivers and reimbursements of expenses	(829,516)

Net expenses	10,162,703

Net Investment Income	41,162,566

Realized and Unrealized Loss
Net realized loss on:
Investments from unaffiliated companies	(895,261)
Closing and expiration of futures contracts	(3,641,813)

Net realized loss	(4,537,074)

Net change in unrealized appreciation/depreciation on:
Investments	(27,135,003)
Futures contracts	(2,669,180)

Net change in unrealized appreciation/depreciation	(29,804,183)

Net Increase in Net Assets Resulting from Operations	$6,821,309

See accompanying Notes to Financial Statements.

35        OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations
Net investment income	$41,162,566	$37,850,803

Net realized gain (loss)	(4,537,074)	22,915,472

Net change in unrealized appreciation/depreciation	(29,804,183)	12,178,180

Net increase in net assets resulting from operations	6,821,309	72,944,455

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(15,555,872)	(13,739,116)
Class B	(273,806)	(412,579)
Class C	(2,751,540)	(2,556,133)
Class I	(20,650,368)	(20,620,336)
Class R1	(1,217,773)	(993,898)
Class Y	(2,496,626)	(610,932)

	(42,945,985)	(38,932,994)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	40,733,805	107,033,518
Class B	(4,612,678)	(3,508,440)
Class C	15,496,954	11,026,411
Class I	32,232,035	58,363,008
Class R1	11,540,341	4,276,770
Class Y	34,493,012	44,000,534

	129,883,469	221,191,801

Net Assets
Total increase	93,758,793	255,203,262

Beginning of period	1,279,220,295	1,024,017,033

End of period (including accumulated net investment loss of $718,369 and $328,569, respectively)	$1,372,979,088	$1,279,220,295

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$6.92	$6.70	$7.00	$6.63	$6.46

Income (loss) from investment operations:
Net investment income[2]	0.21	0.22	0.25	0.26	0.29
Net realized and unrealized gain (loss)	(0.17)	0.23	(0.27)	0.37	0.18

Total from investment operations	0.04	0.45	(0.02)	0.63	0.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.23)	(0.28)	(0.26)	(0.30)

Net asset value, end of period	$6.74	$6.92	$6.70	$7.00	$6.63

Total Return, at Net Asset Value[3]	0.51%	6.76%	(0.35)%	9.72%	7.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$508,179	$480,765	$361,838	$453,044	$405,745

Average net assets (in thousands)	$493,868	$412,758	$411,494	$428,283	$394,500

Ratios to average net assets:[4]
Net investment income	3.02%	3.23%	3.64%	3.78%	4.37%
Expenses excluding interest and fees from
borrowings	0.95%	0.97%	0.99%	1.04%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.95%	0.97%	0.99%	1.04%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.88%	0.90%	0.90%	0.90%

Portfolio turnover rate[7]	85%	137%	113%	141%	94%

37        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	1.00%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.08%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857

See accompanying Notes to Financial Statements.

38        OPPENHEIMER CORE BOND FUND

Class B	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$6.92		$6.70	$7.00	$6.63	$6.46

Income (loss) from investment operations:
Net investment income[2]	0.15		0.17	0.20	0.21	0.24
Net realized and unrealized gain (loss)	(0.17)		0.23	(0.28)	0.37	0.18

Total from investment operations	(0.02)		0.40	(0.08)	0.58	0.42

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)		(0.18)	(0.22)	(0.21)	(0.25)

Net asset value, end of period	$6.74		$6.92	$6.70	$7.00	$6.63

Total Return, at Net Asset Value[3]	(0.30)%		5.96%	(1.09)%	8.91%	6.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,595		$14,474	$17,446	$29,312	$28,496

Average net assets (in thousands)	$11,806		$16,119	$23,230	$29,027	$27,444

Ratios to average net assets:[4]
Net investment income	2.21%		2.48%	2.89%	3.05%	3.63%
Expenses excluding interest and fees from borrowings	1.73%		1.73%	1.82%	2.06%	2.22%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.73%		1.73%	1.82%	2.06%	2.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%		1.65%	1.65%	1.64%	1.65%

Portfolio turnover rate[7]	85%		137%	113%	141%	94%

39        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.74%
Year Ended December 31, 2014	1.74%
Year Ended December 31, 2013	1.83%
Year Ended December 31, 2012	2.08%
Year Ended December 30, 2011	2.24%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857

See accompanying Notes to Financial Statements.

40        OPPENHEIMER CORE BOND FUND

Class C	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$6.93		$6.71	$7.01	$6.63	$6.46

Income (loss) from investment operations:
Net investment income[2]	0.15		0.17	0.20	0.21	0.24
Net realized and unrealized gain (loss)	(0.17)		0.23	(0.28)	0.38	0.18

Total from investment operations	(0.02)		0.40	(0.08)	0.59	0.42

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)		(0.18)	(0.22)	(0.21)	(0.25)

Net asset value, end of period	$6.75		$6.93	$6.71	$7.01	$6.63

Total Return, at Net Asset Value[3]	(0.30)%		5.95%	(1.09)%	9.06%	6.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,612		$111,342	$97,196	$129,187	$114,942

Average net assets (in thousands)	$117,611		$99,536	$112,710	$120,749	$106,644

Ratios to average net assets:[4]
Net investment income	2.20%		2.47%	2.89%	3.04%	3.60%
Expenses excluding interest and fees from borrowings	1.71%		1.72%	1.74%	1.77%	1.82%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.71%		1.72%	1.74%	1.77%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%		1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[7]	85%		137%	113%	141%	94%

41        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%
Year Ended December 31, 2013	1.75%
Year Ended December 31, 2012	1.79%
Year Ended December 30, 2011	1.84%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857

See accompanying Notes to Financial Statements.

42        OPPENHEIMER CORE BOND FUND

Class I	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$6.92	$6.70	$7.00	$6.75

Income (loss) from investment operations:
Net investment income[2]	0.23	0.25	0.27	0.16
Net realized and unrealized gain (loss)	(0.17)	0.22	(0.27)	0.28

Total from investment operations	0.06	0.47	0.00	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.25)	(0.30)	(0.19)

Net asset value, end of period	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[3]	0.85%	7.16%	0.02%	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$598,204	$581,836	$506,455	$2,273

Average net assets (in thousands)	$592,163	$559,118	$304,290	$109

Ratios to average net assets:[4]
Net investment income	3.35%	3.60%	3.97%	3.91%
Expenses excluding interest and fees from borrowings	0.51%	0.53%	0.54%	0.52%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.51%	0.53%	0.54%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.52%	0.53%	0.49%

Portfolio turnover rate[7]	85%	137%	113%	141%

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%
Year Ended December 31, 2013	0.55%
Period Ended December 31, 2012	0.54%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Period Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

43        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$6.92		$6.70	$7.00	$6.62	$6.45

Income (loss) from investment operations:
Net investment income[2]	0.19		0.20	0.23	0.24	0.27
Net realized and unrealized gain (loss)	(0.17)		0.23	(0.27)	0.39	0.18

Total from investment operations	0.02		0.43	(0.04)	0.63	0.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)		(0.21)	(0.26)	(0.25)	(0.28)

Net asset value, end of period	$6.74		$6.92	$6.70	$7.00	$6.62

Total Return, at Net Asset Value[3]	0.20%		6.49%	(0.60)%	9.61%	7.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,588		$36,272	$30,989	$37,986	$38,071

Average net assets (in thousands)	$42,837		$32,383	$35,063	$37,700	$38,729

Ratios to average net assets:[4]
Net investment income	2.70%		2.97%	3.39%	3.54%	4.11%
Expenses excluding interest and fees from borrowings	1.20%		1.22%	1.25%	1.32%	1.36%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.20%		1.22%	1.25%	1.32%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%		1.15%	1.15%	1.15%	1.15%

Portfolio turnover rate[7]	85%		137%	113%	141%	94%

44        OPPENHEIMER CORE BOND FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%
Year Ended December 31, 2013	1.26%
Year Ended December 31, 2012	1.34%
Year Ended December 30, 2011	1.38%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857

See accompanying Notes to Financial Statements.

45        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$6.88		$6.66	$6.99	$6.62	$6.45

Income (loss) from investment operations:
Net investment income[2]	0.22		0.24	0.28	0.29	0.31
Net realized and unrealized gain (loss)	(0.17)		0.22	(0.32)	0.37	0.19

Total from investment operations	0.05		0.46	(0.04)	0.66	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)		(0.24)	(0.29)	(0.29)	(0.33)

Net asset value, end of period	$6.70		$6.88	$6.66	$6.99	$6.62

Total Return, at Net Asset Value[3]	0.75%		7.06%	(0.59)%	10.18%	7.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,801		$54,531	$10,093	$607,729	$605,025

Average net assets (in thousands)	$73,372		$16,845	$218,707	$619,804	$577,367

Ratios to average net assets:[4]
Net investment income	3.25%		3.48%	4.04%	4.20%	4.76%
Expenses excluding interest and fees from borrowings	0.70%		0.71%	0.59%	0.51%	0.52%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.70%		0.71%	0.59%	0.51%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%		0.62%	0.58%	0.48%	0.49%

Portfolio turnover rate[7]	85%		137%	113%	141%	94%

46        OPPENHEIMER CORE BOND FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%
Year Ended December 31, 2013	0.60%
Year Ended December 31, 2012	0.53%
Year Ended December 30, 2011	0.54%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857

See accompanying Notes to Financial Statements.

47        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2015

1. Organization

Oppenheimer Core Bond Fund (the “Fund”) is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 41.6% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial

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2. Significant Accounting Policies (Continued)

statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$186,320	$—	$462,644,078	$2,915,309

1. At period end, the Fund had $462,644,078 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$453,925,290
No expiration	8,718,788

Total	$462,644,078

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $23,035,237 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

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2. Significant Accounting Policies (Continued)

Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$1,393,619	$1,393,619

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2015	Year Ended December 31, 2014

Distributions paid from:
Ordinary income	$ 42,945,985	$ 38,932,994

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,725,488,512
Federal tax cost of other investments	153,219,703

Total federal tax cost	$1,878,708,215

Gross unrealized appreciation	$17,128,900
Gross unrealized depreciation	(20,044,209)

Net unrealized depreciation	$(2,915,309)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as

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3. Securities Valuation (Continued)

reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

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NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$205,686,337	$—	$205,686,337
Mortgage-Backed Obligations	—	603,611,597	488,810	604,100,407
U.S. Government Obligations	—	13,772,045	—	13,772,045
Corporate Bonds and Notes	—	603,182,288	—	603,182,288
Investment Company	295,832,126	—	—	295,832,126

Total Investments, at Value	295,832,126	1,426,252,267	488,810	1,722,573,203
Other Financial Instruments:
Futures contracts	247,685	—	—	247,685

Total Assets	$296,079,811	$1,426,252,267	$488,810	$1,722,820,888

Liabilities Table
Other Financial Instruments:
Futures contracts	$(119,838)	$—	$—	$(119,838)

Total Liabilities	$(119,838)	$—	$—	$(119,838)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$377,289,186
Sold securities	13,478,544

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $1,029,323 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$1,703,335
Market Value	$437,664
Market Value as % of Net Assets	0.03%

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5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

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NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

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6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $91,107,248 and $123,862,905 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

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NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$ 491,414 *	Variation margin payable	$13,548 *

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts

Interest rate contracts	$ (3,641,813)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$ (2,669,180)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	25,948,925	$178,353,669	28,112,234	$193,968,763
Dividends and/or distributions reinvested	1,972,143	13,570,517	1,818,150	12,532,984
Redeemed	(21,986,850)	(151,190,381)	(14,447,749)	(99,468,229)

Net increase	5,934,218	$40,733,805	15,482,635	$107,033,518

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7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class B
Sold	297,446	$2,049,561	570,613	$3,931,991
Dividends and/or distributions reinvested	38,227	263,387	57,809	398,136
Redeemed	(1,003,422)	(6,925,626)	(1,139,609)	(7,838,567)

Net decrease	(667,749)	$(4,612,678)	(511,187)	$(3,508,440)

Class C
Sold	6,271,824	$43,212,546	5,054,473	$34,885,318
Dividends and/or distributions reinvested	358,909	2,471,718	341,000	2,352,645
Redeemed	(4,381,146)	(30,187,310)	(3,809,557)	(26,211,552)

Net increase	2,249,587	$15,496,954	1,585,916	$11,026,411

Class I
Sold	10,874,305	$74,651,266	14,580,079	$100,018,539
Dividends and/or distributions reinvested	2,988,133	20,542,631	2,988,306	20,571,142
Redeemed	(9,170,533)	(62,961,862)	(9,045,962)	(62,226,673)

Net increase	4,691,905	$32,232,035	8,522,423	$58,363,008

Class R1
Sold	3,326,953	$22,912,767	1,818,563	$12,535,959
Dividends and/or distributions reinvested	150,219	1,032,740	129,644	893,364
Redeemed	(1,805,823)	(12,405,166)	(1,330,147)	(9,152,553)

Net increase	1,671,349	$11,540,341	618,060	$4,276,770

Class Y
Sold	10,204,264	$69,811,283	8,436,079	$57,882,269
Dividends and/or distributions reinvested	302,762	2,069,060	79,311	544,282
Redeemed	(5,478,758)	(37,387,331)	(2,103,364)	(14,426,017)

Net increase	5,028,268	$34,493,012	6,412,026	$44,000,534

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$903,877,143	$888,987,950
U.S. government and government agency obligations	82,220,710	89,127,724
To Be Announced (TBA) mortgage-related securities	6,548,843,476	6,610,174,477

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NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.50%
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

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9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

December 31, 2015	$38,055	$10,846	$18,522	$11,076	$62

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, so those expenses as a percentage of average annual net assets, will not exceed the following annual rates: 0.85% for Class A shares, 1.65% for Class B and Class C shares, 1.15% for Class R shares and 0.60% for Class Y shares. The expense

63        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $510,093, $7,296, $51,484, $18,024, and $75,986 for Class A, Class B, Class C, Class R, and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $166,633 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet

64        OPPENHEIMER CORE BOND FUND

11. Pending Litigation (Continued)

be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

65        OPPENHEIMER CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Integrity Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund (a separate fund of Oppenheimer Integrity Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Denver, Colorado
February 25, 2016

66        OPPENHEIMER CORE BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $37,666,762 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

67        OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

68        OPPENHEIMER CORE BOND FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail intermediate-term bond funds. The Board noted that the Fund outperformed its category median for the one-, three- and five-year periods although it underperformed its category median for the ten-year period. The Board noted that performance has improved since the appointment of new portfolio managers effective April 1, 2009, and that longer term performance figures still reflect performance attributable to the previous management team. The Board also considered that the Fund’s performance ranked in the first quintile of its performance category for the one-, three- and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail intermediate-term bond funds with comparable asset levels and distribution features. The Fund’s contractual management fees were higher than its peer group median and lower than its category median, and the Fund’s total expenses were higher than its peer group median and its category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was equal to its category median and higher than its peer group median. The Board also considered that the Adviser has agreed to contractually limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 0.85% for Class A Shares; 1.65% for Class B and Class C Shares; 1.15% for Class R Shares; and 0.60% for Class Y Shares. The Adviser may not modify or terminate these limitations for one year from the date of the Fund’s prospectus, unless approved by the Board.

69        OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

70        OPPENHEIMER CORE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

71        OPPENHEIMER CORE BOND FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Core Bond Fund	12/31/15	63.8%	0.0%	36.2%

72        OPPENHEIMER CORE BOND FUND

  TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since

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  TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization.

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Robert J. Malone, Continued	Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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  TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income

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Peter A. Strzalkowski, Continued	Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

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  TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CORE BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0285.001.1215    February 22, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $51,300 in fiscal 2015 and $38,500 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $621,859 in fiscal 2015 and $1,012,359 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, system conversion testing, audit overages, and audit scope changes.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $720,026 in fiscal 2015 and $477,069 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,341,885 in fiscal 2015 and $1,489,428 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/16/2016